                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Color Kinetics Incorporated (the "Company") on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
K. Johnson, Chief Financial Officer of Color Kinetics Incorporated, certify, to my best knowledge and belief, pursuant to 18 U.S.C.ss. 1350, adopted pursuant tO ss.906 of the Sarbanes-Oxley Act of 2002, that:


     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ David K. Johnson
                                             -----------------------------------
                                             David K. Johnson
                                             Chief Financial Officer


Dated: August 16, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Color Kinetics Incorporated and will be retained by Color Kinetics Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.